                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2001


                        CORPORATE OFFICE PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                       0-20047             23-2947217
           --------                       -------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)     Identification Number)


                        8815 CENTRE PARK DRIVE, SUITE 400
                            COLUMBIA, MARYLAND 21045
                          ----------------------------
                    (Address of principal executive offices)


                                 (410) 730-9092
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On November 30, 2001, Corporate Office Properties Trust (the "Company"), through an affiliate of Corporate Office Properties, L.P. (the "Operating Partnership"), acquired a 470,406 square foot office building and contiguous 17 acre land parcel located in Chantilly, Virginia (the "Washington Technology Park").

     The Washington Technology Park was acquired for an aggregate cost of $59.0 million, including transaction costs. The Company paid the purchase price and transaction costs using $32.1 million in borrowings under its existing secured revolving credit facility with Deutsche Banc Alex. Brown, proceeds from a new $25.0 million mortgage loan and cash reserves for the balance.

         The following schedule sets forth certain information relating to the Washington Technology Park as of December 31, 2001:

                                                                           Total
                                                                           Rental
                                   Rentable                 Total        Revenue per                   Major Tenants
                            Year    Square                  Rental        Occupied                    (10% or more of
     Property Locations     Built    Feet    Occupancy(1)  Revenue(2)   Square Foot(3)              Rentable Square Feet)
-----------------------------------------------------------------------------------------------------------------------------------
   15000 Conference         1989    470,406     99.56%     $9,427,044      $20.13          Dyncorp Information Systems, LLC (52.2%)
   Center Drive                                                                            General Dynamics Government Corp. (12.8%)
                                                                                           Genuity, Inc. (12.6%)

(1)  This percentage is based on all leases in effect as of December 31, 2001.
(2) Total rental revenue is the monthly contractual base rent as of December 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.
(3) This represents the property's total rental revenue divided by its occupied square feet as of December 31, 2001.

     The following schedule sets forth annual lease expirations for the Washington Technology Park as of December 31, 2001 assuming that none of the tenants exercise renewal options:

                                                                                                            Total Rental Revenue
 Year of    Number of                        Percentage of       Total Rental         Percentage of Total    of Expiring Leases
  Lease      Leases     Square Footage of   Total Occupied    Revenue of Expiring   Office Rental Revenue       Per Occupied
Expiration  Expiring    Leases Expiring       Square Feet       Office Leases(1)         Expiring(1)           Square Foot(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                (in thousands)

Other(2)        --            41,143               8.8%            $     --                  --%                   $   --
  2002           1            21,081               4.5%                 590                 6.3%                    28.00
  2003           1               843               0.2%                  11                 0.1%                    13.00
  2004           2           100,983              21.5%               2,564                27.2%                    25.39
  2005          --                --               0.0%                  --                  --%                       --
  2006           1            59,767              12.8%               1,230                13.0%                    20.58
  2007          --                --               0.0%                 --                   --%                       --
  2008          --                --               0.0%                  --                  --%                       --
  2009          --                --               0.0%                  --                  --%                       --
  2010           1           244,522              52.2%               5,032                53.4%                    20.58
               ---          --------             -----               ------               -----
TOTAL/WEIGHTED
AVERAGE          6           468,339             100.0%              $9,427               100.0%                   $22.34
               ===           =======             =====               ======               =====                    ======


----------------
(1) Total rental revenue is the monthly contractual base rent as of December 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.
(2) Other consists of amenities, including cafeteria, conference space and fitness center.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

         The financial statements of the Washington Technology Park are included herein. See pages F-13 through F-17.

     (b) Pro Forma Financial Information

         The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-12.

     (c) Exhibits

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.1                       Sale and Purchase Agreement, dated October 16, 2001,
                           between VZ Chantilly Corporation and COPT
                           Acquisitions, Inc.

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.2                       First Amendment to Sale and Purchase
                           Agreement, dated November 15, 2001, between
                           VZ Chantilly Corporation and COPT
                           Acquisitions, Inc.

99.3                       Second Amendment to Sale and Purchase
                           Agreement, dated November 16, 2001, between
                           VZ Chantilly Corporation and COPT
                           Acquisitions, Inc.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2002

                                            CORPORATE OFFICE PROPERTIES TRUST


                                            By:    /s/ RANDALL M. GRIFFIN
                                                   ------------------------
                                            Name:  Randall M. Griffin
                                            Title: President and Chief
                                                   Operating Officer


                                            By:    /s/ ROGER A. WAESCHE, JR.
                                                   -------------------------
                                            Name:  Roger A. Waesche, Jr.
                                            Title: Chief Financial Officer

                        CORPORATE OFFICE PROPERTIES TRUST
                          INDEX TO FINANCIAL STATEMENTS


I.  PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE
    COMPANY

      Pro Forma Condensed Consolidating Balance Sheet
      as of September 30, 2001 (unaudited)                                  F-4

      Pro Forma Condensed Consolidating Statement of Operations
      for the Year Ended December 31, 2000 (unaudited)                      F-5

      Pro Forma Condensed Consolidating Statement of Operations
      for the Nine Month Period Ended September 30, 2001 (unaudited)        F-6

      Notes and Management's Assumptions to Pro Forma Condensed
      Consolidating Financial Information                                   F-7

II. WASHINGTON TECHNOLOGY PARK

      Report of Independent Accountants                                     F-13

      Statement of Revenue and Certain Expenses
      for the Year Ended December 31, 2000                                  F-14

      Statement of Revenue and Certain Expenses
      for the Nine Months Ended September 30, 2001 (unaudited)              F-15

      Notes to Combined Statement of Revenue and Certain Expenses           F-16

                        CORPORATE OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

Set forth below are the unaudited pro forma condensed consolidating balance sheet as of September 30, 2001, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2000 and the nine month period ended September 30, 2001, of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership"). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or September 30, 2001, for balance sheet purposes, and at January 1, 2000, for purposes of the statements of operations:

2000 TRANSACTIONS:
o The acquisition of an office building on April 18, 2000 ("7240 Parkway Drive") for $7,464,000 using $7,285,000 in borrowings from the Company's revolving credit facility with Deutsche Banc Alex. Brown (the "Revolving Credit Facility") and cash reserves for the balance.

o The disposition of a retail property on June 19, 2000 ("Minot Retail") for $2,970,000, of which $2,432,000 was used to pay off a mortgage loan payable on the property and the balance applied to cash reserves.

o The disposition of a retail property on November 10, 2000 ("Tred Avon") for $5,800,000, of which $2,756,000 was used to pay off a mortgage loan payable on the property, $2,000,000 to pay down the Revolving Credit Facility and the balance applied to cash reserves.

o The disposition of an office building on December 28, 2000 ("3 Center Drive") for $2,790,000, of which $1,755,000 was used to pay off a mortgage loan payable on the property and the balance applied to cash reserves.

The above transactions are collectively referred to herein as the "2000 Transactions."

2001 TRANSACTIONS:
o On January 1, 2001, the Company acquired all of the stock in Corporate Office Management, Inc. ("COMI") that it did not previously own for $26,000. The Company accounted for this acquisition using the purchase method of accounting. Prior to January 1, 2001, the Company accounted for its investment in COMI and its subsidiaries using the equity method of accounting. Since the Company owns all of the voting interests in COMI and controls its operations effective January 1, 2001, it began consolidating the accounts of COMI and its subsidiaries with the Company's accounts on that date.

o The acquisition of two office buildings in Columbia, Maryland on May 14, 2001 (the "State Farm Properties") for $13,259,000 using $12,915,000 in proceeds from the Revolving Credit Facility and cash reserves for the balance.

o The disposition of an office building located in Cranbury, New Jersey on June 18, 2001 ("19 Commerce Drive") for $11,525,000, of which $7,000,000 was used to pay off a mortgage loan payable on the property, $728,000 to pay other settlement and sales costs and the balance applied to cash reserves.

o The acquisition of six office buildings in Linthicum, Maryland during 2001 (the "Airport Square Properties") for $45,337,000 using $24,077,000 in proceeds from two mortgage loans payable, $13,200,000 in proceeds from the Revolving Credit Facility and cash reserves for the balance.

o The acquisition of four office buildings in Columbia, Maryland on August 30, 2001 (the "Gateway 63 Properties") for $23,866,000 using $15,750,000 in proceeds from an assumed mortgage payable, $4,295,000 in proceeds from the Revolving Credit Facility, issuing 310,342 common units in the Operating Partnership valued at $3,259,000 to the seller and cash reserves for the balance.

o The acquisition of an office building and contiguous 17 acre land parcel located in Chantilly, Virginia on November 30, 2001 (the "Washington Technology Park") for $58,968,000 using $32,078,000 in borrowings under the Revolving Credit Facility, proceeds from a new $25,000,000 mortgage loan payable and cash reserves for the balance.

o The issuance of 544,000 Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest ("Series D Preferred Shares") on January 25, 2001 for net proceeds of $11,892,000, of which $8,245,000 was used to pay down the Revolving Credit Facility.

o The issuance of 1,150,000 Series E Cumulative Redeemable Preferred Shares of beneficial interest ("Series E Preferred Shares") on April 6, 2001 for net proceeds of $26,905,000, all of which was used to pay down the Revolving Credit Facility.

o The issuance of 1,425,000 Series F Cumulative Redeemable Preferred Shares of beneficial interest ("Series F Preferred Shares") on September 13, 2001 for net proceeds of $33,562,000, of which $31,200,000 was used to pay down the Revolving Credit Facility.

The above transactions are collectively referred to herein as the "2001 Transactions."

This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those of the Airport Square Properties and the Gateway 63 Properties, both of which were filed as exhibits to the Company's 8-K filed September 5, 2001, and the historical financial statements of the Washington Technology Park. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at September 30, 2001 or what the results of operations would have been for the year ended December 31, 2000 or the nine months ended September 30, 2001. The pro forma condensed consolidating financial information also does not purport to represent the future financial position and results of operations of the Company.

                        CORPORATE OFFICE PROPERTIES TRUST
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           Washington
                                           Historical      Technology      Pro Forma      Pro Forma
                                          Consolidated        Park        Adjustments   Consolidated
                                              (A)              (B)
ASSETS
  Net investments in real estate            $ 859,274       $  58,968       $    --        $ 918,242
  Cash and cash equivalents                     7,881          (1,890)           --            5,991
  Other assets                                 47,691            --              --           47,691
                                            ---------       ---------       ---------      ---------
    Total assets                            $ 914,846       $  57,078       $    --        $ 971,924
                                            =========       =========       =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                    $ 508,715       $  57,078       $    --        $ 565,793
  Other liabilities                            36,564            --              --           36,564
                                            ---------       ---------       ---------      ---------
    Total liabilities                         545,279          57,078            --          602,357
                                            ---------       ---------       ---------      ---------
Minority interests                            105,318            --              --          105,318
                                            ---------       ---------       ---------      ---------
Shareholders' equity
  Preferred shares of beneficial
    interest                                       43            --              --               43
  Common shares of beneficial interest            208            --              --              208
  Additional paid-in capital                  284,834            --              --          284,834
  Other                                       (20,836)           --              --          (20,836)
                                            ---------       ---------       ---------      ---------
    Total shareholders' equity                264,249            --              --          264,249
                                            ---------       ---------       ---------      ---------

    Total liabilities and
      shareholders' equity                  $ 914,846       $  57,078       $    --        $ 971,924
                                            =========       =========       =========      =========


        See accompanying notes and management's assumptions to pro forma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                             Airport
                           Historical       2000                   State Farm  19 Commerce   Square     Gateway 63
                          Consolidated  Transactions     COMI      Properties     Drive    Properties   Properties
                              (A)           (B)          (C)          (D)          (E)         (F)         (G)
REVENUES:
  Rental revenue            $ 93,309    $    (638)   $    --      $   1,698   $  (1,401)   $   4,748   $   1,004
  Tenant recoveries
    and other revenue         15,684         (232)        --            558         (27)         374          83
  Service operation
    revenue                     --           --          4,040         --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
    Total revenues           108,993         (870)       4,040        2,256      (1,428)       5,122       1,087
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
EXPENSES:
  Property operating          31,235         (189)        --            898        (413)       1,800         153
  General and
    administrative             4,867           (5)        --           --          --           --          --
  Interest                    30,454         --           --           --          --           --          --
  Depreciation and
    amortization              18,359         --           --           --          --           --          --
  Service operation
    expenses                    --           --          4,254         --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
    Total expenses            84,915         (194)       4,254          898        (413)       1,800         153
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
Gain (loss) on sale of
  properties                     107         (107)        --           --          --           --          --
Equity in loss of
  unconsolidated
  subsidiary                    (310)        --           --           --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
Income (loss) before
  minority interests
  and income taxes            23,875         (783)        (214)       1,358      (1,015)       3,322         934
Minority interests
  Preferred Units             (2,240)        --           --           --          --           --          --
  Other partnerships             (26)        --            (51)        --          --           --          --
  Common Units                (6,362)        --           --           --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
Net income (loss)
  from continuing
  operations before
  income taxes                15,247         (783)        (265)       1,358      (1,015)       3,322         934
Income taxes                    --           --            (61)        --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
Net income (loss) from
  continuing operations       15,247         (783)        (326)       1,358      (1,015)       3,322         934
Preferred share dividends     (3,802)        --           --           --          --           --          --
                            --------    ---------    ---------    ---------   ---------    ---------   ---------
Net income (loss) from
  continuing operations
  available to Common
  Shareholders              $ 11,445    $    (783)   $    (326)   $   1,358   $  (1,015)   $   3,322   $     934
                            ========    =========    =========    =========   =========    =========   =========
Earnings per share:
  Basic                     $   0.61
                            ========
Earnings per share:
  Diluted                   $   0.60
                            ========
Weighted average number
  of shares: Basic            18,818
                            ========
             Diluted          19,213
                            ========



                            Washington
                            Technology    Preferred
                               Park        Offerings    Pro Forma     Pro Forma
                                (H)           (I)      Adjustments   Consolidated
REVENUES:
  Rental revenue            $   6,077     $    --      $    --        $ 104,797
  Tenant recoveries
    and other revenue           4,452          --           (217)(J)     20,675
  Service operation
    revenue                      --            --           --            4,040
                            ---------     ---------    ---------      ---------
    Total revenues             10,529          --           (217)       129,512
                            ---------     ---------    ---------      ---------
EXPENSES:
  Property operating            4,458          --           --           37,942
  General and
    administrative               --            --           --            4,862
  Interest                       --          (5,495)       8,660 (K)     33,619
  Depreciation and
    amortization                 --            --          2,477 (L)     20,836
  Service operation
    expenses                     --            --           (217)(J)      4,037
                            ---------     ---------    ---------      ---------
    Total expenses              4,458        (5,495)      10,920        101,296
                            ---------     ---------    ---------      ---------
Gain (loss) on sale of
  properties                     --            --           --             --
Equity in loss of
  unconsolidated
  subsidiary                     --            --            310 (M)       --
                            ---------     ---------    ---------      ---------
Income (loss) before
  minority interests
  and income taxes              6,071         5,495      (10,827)        28,216
Minority interests
  Preferred Units                --            --            (48)(N)     (2,288)
  Other partnerships             --            --           --              (77)
  Common Units                   --            --          1,027 (O)     (5,335)
                            ---------     ---------    ---------      ---------
Net income (loss)
  from continuing
  operations before
  income taxes                  6,071         5,495       (9,848)        20,516
Income taxes                     --            --           --              (61)
                            ---------     ---------    ---------      ---------
Net income (loss) from
  continuing operations         6,071         5,495       (9,848)        20,455
Preferred share dividends        --          (7,009)        --          (10,811)
                            ---------     ---------    ---------      ---------
Net income (loss) from
  continuing operations
  available to Common
  Shareholders              $   6,071     $  (1,514)   $  (9,848)     $   9,644
                            =========     =========    =========      =========
Earnings per share:
  Basic                                                               $    0.51
                                                                      =========
Earnings per share:
  Diluted                                                             $    0.50
                                                                      =========
Weighted average number
  of shares: Basic                                                       18,818
                                                                      =========
             Diluted                                                     20,410
                                                                      =========




        See accompanying notes and management's assumptions to pro forma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                             Airport               Washington
                       Historical   State Farm  19 Commerce  Square    Gateway 63  Technology  Preferred
                      Consolidated  Properties     Drive    Properties Properties     Park     Offerings   Pro Forma
                           (A)         (D)          (E)        (F)        (G)          (H)        (I)      Adjustments    Total
                      ------------  ----------  ----------- ---------- ----------  ----------  ---------   -----------    -----

REVENUES:
  Rental revenue         $80,590       $611       $  (779)    $3,266     $2,112      $4,418     $    --      $    --     $ 90,218
  Tenant recoveries
    and other revenue     10,787        (50)           (4)       237        261       3,236          --           --       14,467
  Service operation
    revenues               3,038         --            --         --         --          --          --           --        3,038
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
      Total revenues      94,415        561          (783)     3,503      2,373       7,654          --           --      107,723
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
EXPENSES:
  Property operating      26,680        322          (207)       949        337       3,350          --           --       31,431
  General and
    administrative         4,122         --            --         --         --          --          --           --        4,122
  Interest                24,298         --            --         --         --          --      (1,948)       5,189 (K)   27,539
  Depreciation and
    amortization          16,435         --            --         --         --          --          --        1,640 (L)   18,075
  Service operation
    expenses               3,382         --            --         --         --          --          --           --        3,382
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
      Total expenses      74,917        322          (207)       949        337       3,350      (1,948)       6,829       84,549
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
Gain (loss) on
  sale of
  properties               1,596         --        (1,596)        --         --          --          --           --           --
Equity in loss
  of unconsolidated
  subsidiaries               (39)        --            --         --         --          --          --         (117)(P)     (156)
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
Income (loss) before
  minority interests
  and income taxes        21,055        239        (2,172)     2,554      2,036       4,304       1,948       (6,946)      23,018
Minority interests
  Preferred Units         (1,716)        --            --         --         --          --          --           --       (1,716)
  Other partnerships         (61)        --            --         --         --          --          --           --          (61)
  Common Units            (5,141)        --            --         --         --          --          --          452 (O)   (4,689)
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
Income (loss)
  from continuing
  operations before
  income taxes            14,137        239        (2,172)     2,554      2,036       4,304       1,948       (6,494)      16,552
Income tax benefit           202         --            --         --         --          --          --           --          202
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
Net income (loss)
  from continuing
  operations              14,339        239        (2,172)     2,554      2,036       4,304       1,948       (6,494)      16,754

Preferred share
  dividends               (4,324)        --            --         --         --          --      (3,276)          --       (7,600)
                         -------       ----       -------      ------    -------     ------       -----      -------      -------
Net income (loss)
  from continuing
  operations
  available to
  Common
  Shareholders           $10,015       $239       $(2,172)    $2,554     $2,036      $4,304     $(1,328)     $(6,494)     $ 9,154
                         =======       ====       =======     ======     ======      ======     =======      ========     =======
Earnings per share:
  Basic                  $  0.50                                                                                          $  0.46
                         =======                                                                                          =======
Earnings per share:
  Diluted                $  0.48                                                                                          $  0.44
                         =======                                                                                          =======
Weighted average
  number of shares:
    Basic                 20,070                                                                                           20,070
                         =======                                                                                          =======
    Diluted               21,505                                                                                           21,610
                         =======                                                                                          =======

              See accompanying notes and management's assumptions
                       to proforma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.   BASIS OF PRESENTATION:

Corporate Office Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 2001, the Company's portfolio included 97 properties, including one owned through a joint venture.

These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Airport Square Properties, the Gateway 63 Properties and the Washington Technology Park. In management's opinion, all adjustments necessary to reflect the effects of the 2000 Transactions and the 2001 Transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at September 30, 2001, nor does it purport to represent the future financial position and results of operations of the Company.

2.   ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

(A) Reflects the historical consolidated balance sheet of the Company as of September 30, 2001.

(B) Reflects the acquisition of the Washington Technology Park from an unrelated party using: (i) $32,078 in proceeds from the Company's Revolving Credit Facility with Deutsche Banc Alex. Brown (the "Revolving Credit Facility"); (ii) $25,000 in proceeds from a new mortgage loan payable; and
     (iii) $1,890 in cash payments.

3.   ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

(A)  Reflects the historical consolidated operations of the Company.

(B) The pro forma adjustments associated with the 2000 Transactions are set forth in the table below.


                                             7240 Parkway      Minot          Tred Avon        3 Center
                                               Drive (i)     Retail (ii)        (iii)         Drive (iv)        Total
Revenues
    Rental income                                $ 361          $(149)          $(600)          $(250)          $(638)
    Tenant recoveries and other revenue              4           --              (145)            (91)           (232)
                                                 -----          -----           -----           -----           -----
        Total revenues                             365           (149)           (745)           (341)           (870)
                                                 -----          -----           -----           -----           -----
Expenses
    Property operating                             116             (2)           (215)            (88)           (189)
    General and administrative                    --               (1)             (4)           --                (5)
    Interest                                      --             --              --              --              --
    Depreciation and amortization                 --             --              --              --              --
                                                 -----          -----           -----           -----           -----
        Total expenses                             116             (3)           (219)            (88)           (194)
                                                 -----          -----           -----           -----           -----

Gain (loss) on sale of properties                 --              (57)             94            (144)           (107)
                                                 -----          -----           -----           -----           -----

Income (loss) before minority
interests and income taxes                       $ 249          $(203)          $(432)          $(397)          $(783)
                                                 =====          =====           =====           =====           =====

     (i) Reflects the effects of the historical operations of 7240 Parkway Drive prior to its acquisition on April 18, 2000.
     (ii) Reflects the effects of the historical operations of Minot Retail prior to its disposition on June 19, 2000.
     (iii) Reflects the effects of the historical operations of Tred Avon prior to its disposition on November 10, 2000.
     (iv) Reflects the effects of the historical operations of 3 Center Drive prior to its disposition on December 28, 2000.

(C) Reflects the effects of the historical operations of COMI and its subsidiaries, net of relevant elimination entries, prior to our purchase of the interests that we did not previously own on January 1, 2001.

(D) Reflects the effects of the historical operations of the State Farm Properties prior to their acquisition on May 14, 2001.

(E) Reflects the effects of the historical operations of 19 Commerce Drive prior to its disposition on June 18, 2001.

(F) Reflects the effects of the historical operations of the Airport Square Properties prior to their acquisition in July and August 2001.

(G) Reflects the effects of the historical operations of the Gateway 63 Properties prior to their acquisition on August 30, 2001.

(H) Reflects the effects of the historical operations of the Washington Technology Park for the periods presented. These historical operations include net income of $451 for the year ended December 31, 2000 and $230 for the nine months ended September 30, 2001 associated with a tenant contract service agreement that was terminated in January 2002.

(I) Reflects the effects of the issuance of the Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares as if such issuances and the resulting repayments of debt occurred at the beginning of the respective reporting periods.


                                                                                          FOR THE NINE
                                                                           FOR THE YEAR   MONTH PERIOD
                                                                               ENDED         ENDED
                                                                            DECEMBER 31,  SEPTEMBER 30,
                                                                               2000          2001
                                                                               ----          ----
INTEREST EXPENSE:
     Series D Preferred Share issuance - $8,245 of proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a
     LIBOR rate of 6.4% per annum for 2000 and 4.75% per annum for
     the nine months ended September 30, 2001.                              $   (683)      $    (46)

     Series E Preferred Share issuance - $26,905 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a LIBOR rate of 6.4% per annum for 2000 and 4.75% per annum for
     the nine months ended September 30, 2001.                                (2,228)          (461)

     Series F Preferred Share issuance - $31,200 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a LIBOR rate of 6.4% per annum for 2000 and 4.75% per annum for
     the nine months ended September 30, 2001.                                (2,584)        (1,441)
                                                                            --------       --------
     Total                                                                  $ (5,495)      $ (1,948)
                                                                            ========       ========

     The pro forma adjustments above reflect an aggregate decrease to interest expense; this decrease to interest expense would decrease by a total of $84 for the year ended December 31, 2000 and $37 for the nine months ended September 30, 2001 if interest rates on variable rate debt were 1/8th of a percentage point higher.

                                                                       FOR THE NINE
                                                        FOR THE YEAR   MONTH PERIOD
                                                            ENDED         ENDED
                                                         DECEMBER 31,  SEPTEMBER 30,
                                                            2000          2001
                                                            ----          ----
PREFERRED SHARE DIVIDENDS:
     Series D Preferred Share issuance - 544,000
     shares issued with an aggregate liquidation
     preference of $13,600, paying dividends
     at a yearly rate of 4% of such liquidation
     preference.                                            $   544      $    36

     Series E Preferred Share issuance - 1,150,000
     shares issued with an aggregate liquidation
     preference of $28,750, paying dividends
     at a yearly rate of 10.25% of such liquidation
     preference.                                              2,947          778

     Series F Preferred Share issuance - 1,425,000
     shares issued with an aggregate liquidation
     preference of $35,625, paying dividends
     at a yearly rate of 9.875% of such liquidation
     preference.                                              3,518        2,462
                                                            -------      -------
     Total                                                  $ 7,009      $ 3,276
                                                            =======      =======


(J) Adjustment to reverse interest income recognized by the Company from COMI and the associated expense recognized by COMI due to COMI being a consolidated subsidiary effective January 1, 2001.

(K) Pro forma adjustments are reflected below for additional interest expense resulting from acquisitions activity. Pro forma adjustments are also reflected below for decreases in historical interest expense resulting from property dispositions. Pro forma adjustments below associated with the Revolving Credit Facility and certain other loans, which bear interest at LIBOR plus 175 basis points, assume a LIBOR rate of 6.4% per annum for the year ended December 31, 2000 and 4.75% per annum for the nine months ended September 30, 2001.


                                                                           FOR THE NINE
                                                          FOR THE YEAR     MONTH PERIOD
                                                              ENDED           ENDED
     ADJUSTMENT TO INTEREST EXPENSE, NET OF                DECEMBER 31,    SEPTEMBER 30,
     RELATED HISTORICAL AMOUNTS, AS A RESULT OF:              2000            2001
     -------------------------------------------              ----            ----
     Borrowings under the Revolving Credit
     Facility of $7,285 in connection with
     the acquisition of 7240 Parkway Drive.                 $  175            $    -

     Debt repaid in connection with the sale of
     Minot Retail in the amount of $2,432, bearing
     interest at 8% per annum.                                 (93)                -


     Debt repaid in connection with the sale of
     Tred Avon consisting of: (i) $2,756 mortgage
     loan payable on the property with an
     interest rate of LIBOR plus 175 basis
     points and (ii) $2,000 under the Revolving
     Credit Facility.                                         (337)                -

                                                                           FOR THE NINE
                                                          FOR THE YEAR     MONTH PERIOD
                                                              ENDED           ENDED
     ADJUSTMENT TO INTEREST EXPENSE, NET OF                DECEMBER 31,    SEPTEMBER 30,
     RELATED HISTORICAL AMOUNTS, AS A RESULT OF:              2000            2001
     -------------------------------------------              ----            ----
     Debt repaid under the Revolving Credit Facility
     in connection with the sale of 3 Center Drive
     in the amount of $1,755.                                 (144)                -

     Proceeds borrowed under the Revolving Credit
     Facility of $12,915 in connection with the
     acquisition of the State Farm Properties.               1,070               312

     Debt repaid in connection with the sale of 19
     Commerce Drive consisting of: (i) a $7,000
     mortgage loan payable on the property with an
     interest rate of LIBOR plus 175 basis points
     and (ii) $4,550 on the Revolving Credit Facility.        (387)             (224)

     Proceeds from debt in connection with the
     acquisition of the Airport Square Properties
     consisting of: (i) $16,215 borrowed under a
     mortgage loan payable bearing interest at LIBOR
     plus 175 basis points; (ii) $13,200 borrowed
     under the Revolving Credit Facility; and
     (iii) $7,862 borrowed under a mortgage loan
     payable bearing interest at 7.18% per annum.            3,000             1,289

     Proceeds from debt in connection with the
     acquisition of the Gateway 63 Properties
     consisting of: (i) $15,750 mortgage loan
     payable assumed bearing interest at the
     Prime rate; and (ii) $4,295 borrowed under
     the Revolving Credit Facility.                            649             1,001

     Proceeds from debt in connection with the
     acquisition of the Washington Technology Park
     consisting of: (i) $32,078 borrowed under the
     Revolving Credit Facility; and (ii) $25,000
     borrowed under a mortgage loan payable bearing
     interest at LIBOR plus 175 basis points.                 4,727            2,811
                                                             ------           ------
                                                             $8,660           $5,189
                                                             ======           ======

     The pro forma adjustments above reflect an aggregate increase to interest expense; this increase would increase by an additional $125 for the year ended December 31, 2000 and $92 for the nine months ended September 30, 2001 if interest rates on variable rate debt were 1/8th of a percentage point higher.

(L) Pro forma depreciation expense adjustments are reflected on acquisitions based on a useful life of 40 years on the portion of the acquisition attributable to the building. Pro forma amortization expense adjustments are reflected assuming pro forma deferred financing fees are amortized over the life of the related loans. Pro forma depreciation and amortization expense adjustments on dispositions are reflected based on historical amounts.

                                                                             FOR THE NINE
                                                            FOR THE YEAR     MONTH PERIOD
     ADJUSTMENT TO DEPRECIATION AND                             ENDED           ENDED
     AMORTIZATION EXPENSE, NET OF RELATED                   DECEMBER 31,    SEPTEMBER 30,
     HISTORICAL AMOUNTS, AS A RESULT OF:                        2000            2001
     ------------------------------------                       ----            ----
DEPRECIATION EXPENSE:
   7240 Parkway Drive                                        $    44           $  --

   Minot Retail                                                  (31)             --

   Tred Avon                                                    (105)             --

   3 Center Drive                                                (51)             --

   State Farm Properties                                         265               110

   19 Commerce Drive                                            (158)             (109)

   Airport Square Properties                                     907               472

   Gateway 63 Properties                                         165               319

   Washington Technology Park                                  1,238               928

AMORTIZATION OF DEFERRED FINANCING FEES RELATED TO:
   Minot Retail                                                   (1)             --

   Tred Avon                                                     (31)             --


   19 Commerce Drive                                            --                 (48)

   Airport Square Properties                                     163                 5

   Washington Technology Park                                    109              --

AMORTIZATION OF DEFERRED LEASING COSTS RELATED TO:
   19 Commerce Drive                                             (37)              (37)
                                                             -------           -------
                                                             $ 2,477           $ 1,640
                                                             =======           =======

(M) Adjustment to reverse income recorded for the Operating Partnership's investment in COMI under the equity method of accounting during 2000.

(N) Adjustment for distributions on additional Preferred Units issued in 2000 in connection with a 1999 property acquisition.

(O) Adjustment for minority interests' share of pro forma adjustments made to the Operating Partnership.

(P) Adjustment to reverse income recorded for our investment in certain of the Airport Square Properties under the equity method of accounting during 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To Washington Technology Park

We have audited the accompanying statement of revenue and certain expenses of the Washington Technology Park (the "Property") as described in Note 1 for the year ended December 31, 2000. This historical statement is the responsibility of the Property management; our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust) as described in Note 2, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Washington Technology Park for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America as described in Note 2.




/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 8, 2002

WASHINGTON TECHNOLOGY PARK
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------

Revenue
    Base rents                                  $ 6,077,188
    Tenant reimbursements                         3,858,756
    Tenant service contract revenue                 592,233
    Miscellaneous income                                808
                                                -----------

             Total revenue                       10,528,985
                                                -----------

Certain expenses
    Property operating expenses
      Property taxes                              1,036,011
      Administrative expenses                       406,418
      Tenant service contract expenses              141,656
      Utilities                                   1,416,294
      Other operating expenses                      205,996
                                                -----------
             Total property operating             3,206,375

Repairs and maintenance                           1,251,512
                                                -----------

             Total certain expenses               4,457,887
                                                -----------

Revenue in excess of certain expenses           $ 6,071,098
                                                ===========


   The accompanying notes are an integral part of these financial statements.

WASHINGTON TECHNOLOGY PARK
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

Revenue
    Base rents                                  $4,418,135
    Tenant reimbursements                        2,900,168
    Tenant service contract revenue                331,119
    Miscellaneous income                             4,310
                                                ----------

             Total revenue                       7,653,732
                                                ----------

Certain expenses
    Property operating expenses
      Property taxes                               887,906
      Administrative expenses                      351,789
      Tenant service contract expenses             100,779
      Utilities                                  1,210,973
      Other operating expenses                      43,963
                                                ----------
             Total property operating            2,595,410

Repairs and maintenance                            754,653
                                                ----------

             Total certain expenses              3,350,063
                                                ----------

Revenue in excess of certain expenses           $4,303,669
                                                ==========




   The accompanying notes are an integral part of these financial statements.

WASHINGTON TECHNOLOGY PARK
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

1.   BUSINESS

     The accompanying statement of revenue and certain expenses relates to the operations of Washington Technology Park (the "Property"), consisting of the revenue and certain expenses of the building totaling 470,406 rentable square feet located in Chantilly, Virginia.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust acquiring the Property. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Property, have been excluded.

     REVENUE AND EXPENSE RECOGNITION
     Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.

     USED OF ESTIMATES
     The preparation of this historical statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

     MAJOR TENANTS
     During 2000, 73% of the Property's total base rents was earned from 2 major tenants, each of which amounted to over 10% of total base rents. Base rents earned from these 2 tenants for the year ended December 31, 2000 was approximately $3,403,140 and $1,032,030, respectively.


3.   RENTALS

     The Property has entered into non-cancelable tenant leases, with expiration dates ranging from 2003 to 2004. Such leases provide that tenants will share in operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals as of December 31, 2000, to be received under these tenant leases are as follows:

       2001                                 $ 5,734,619
       2002                                   4,446,129
       2003                                   4,446,129
       2004                                     430,012
       2005                                          --
       Thereafter                                    --
                                            -----------
                                            $15,056,889
                                            ===========

WASHINGTON TECHNOLOGY PARK
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

4.   MANAGEMENT FEE AGREEMENT AND TENANT SERVICE CONTRACT

     Certain management services for the first four months of the year ended December 31, 2000 were performed by the owner of the Property at the rate of $12,160 per month. Subsequent to April 2000, management services were provided by a third party management company for a monthly rate of $6,250.

     The Property entered into a tenant service contract with a tenant to provide routine services, as defined by the contract, for a monthly fee. The monthly fee was approximately $51,000 and $33,000 for the year ended December 31, 2000 and the 9 months ended September 31, 2001, respectively. The tenant service contract was terminated at the option of the tenant on January 1, 2002.


5.   UNAUDITED INTERIM STATEMENT

     The statement of revenue and certain expenses for the nine months ended September 30, 2001 is unaudited. As a result, this interim statement should be read in conjunction with the statement and notes included in the December 31, 2000 statement of revenue and certain expenses. The interim statement reflects all adjustments which management believes are necessary for the fair presentation of the statement of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The statement of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.